                                                                    Exhibit 21.1


ALABAMA
-------
         SCI Funeral Services, Inc. (Iowa Corp) Alabama subsidiary
                 SCI Alabama Funeral Services, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          EC Land Company, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
ALASKA
------
         SCI Funeral Services, Inc. (Iowa Corp.) Alaska subsidiary
                 Alaskan Memorial Parks, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Alaska Memorial Services, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Moll Enterprises, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                 SCI Alaska Funeral Services, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
ARIZONA
-------
         SCI Funeral Services, Inc. (Iowa Corp.)
                 National Cremation Society, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                 SCI Arizona Funeral Services, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Sunland Memorial Park, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
ARKANSAS
--------
         SCI Funeral Services, Inc. (Iowa Corp)
                 SCI Arkansas Funeral Services, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                 The East Funeral Benefit Assurance Company . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
CALIFORNIA
----------
         SCI Funeral Services, Inc. (Iowa Corp.) California subsidiaries
                 Eternal Hills Cemetery Association . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                 Fremont Cemetery Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                 Greenwood Memorial Park, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                 Hong Kong Funeral Homes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                 International Funeral Parlours . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                 Lima-Salmon-Erickson, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                 Maridon, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                 Mish Acquisition Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                 Mt. View Cemetery of San Bernardino  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Green Acres Memorial Park and Mortuary  . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                 Oak Hill Improvement Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                 Ocean View Cemetery  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Redding Memorial Park . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                 Pierce Brothers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Pierce Brothers Crematorium . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Pierce Holdings (California), Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Ted M. Mayr Funeral Home, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                 SCI California Funeral Services, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Acheson & Graham Mortuary, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          CWFD, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Joshua Memorial Park . . . . .  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          LaFamCo, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Malinow & Silverman, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Miller Enterprises, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Mount Vernon Memorial Park  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          SCI Western Region, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                         *Sierra View Memorial Park . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   -0-
                          World Funeral Home  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                 Turner & Stevens Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
COLORADO
--------
         SCI Funeral Services, Inc. (Iowa Corp.) Colorado subsidiary
                 SCI Colorado Funeral Services, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          SCI Northwest Region, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
CONNECTICUT
-----------
         SCI Funeral Services, Inc. (Iowa Corp.) Connecticut subsidiary
                          SCI Connecticut Funeral Services, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . .  100%
DELAWARE
--------
        *Hillcrest Memorial Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   -0-
         Provident Services, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                 Franklin Funeral Services, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                 Provident Credit Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
         SCI Aviation, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
         SCI Finance Management Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
         SCI Funeral Services, Inc. (Iowa Corp.) Delaware subsidiaries
                 First Memorial Funeral Services, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                 Gibraltar Mausoleum Corporation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Gibraltar Mausoleum Construction Company, Inc.  . . . . . . . . . . . . . . . . . . . . .  100%
                          Rose Hill Securities Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                 IFC-Boyertown, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                 Memorial Guardian Plans, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%





* State Law Not-For-Profit-Corporation - No stock issued
** State Law Not-For-Profit-Corporation - See Legal Database

                 SCI International Services, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                 SCI Funeral Services, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                 SCI Georgia Funeral Services, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                 SCIT Holdings, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                 SCI Missouri Funeral Services, Inc. (Missouri Corp.)
                          Delaware subsidiary
                          IFC-York, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                 SCI Funeral Services of New York, Inc. (New York Corp.)
                          Delaware subsidiary
                          Community Funeral Management Corporation  . . . . . . . . . . . . . . . . . . . . . . . .  100%
         SCI International Limited  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                 SCI Capital Holdings, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 70%
                 SCI Financing Corporation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
         SCI Special, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                 SCI Capital Corporation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Investment Capital Corporation (Texas Corp.) Delaware
                                  subsidiary
                                  Equity Corporation International  . . . . . . . . . . . . . . . . . . . . . . . . . 40%
                                  IF-CYP, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                 SCI Management Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          International Funeral Services, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
DISTRICT OF COLUMBIA
--------------------
         SCI Funeral Services, Inc. (Iowa Corp.) DC subsidiary
                 Joseph Gawler's Sons, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
FLORIDA
-------
         SCI Funeral Services, Inc. (Iowa Corp) Florida subsidiaries
                 Gibraltar Mausoleum Corporation (DE Corp.) Florida subsidiaries
                          Brevard Memorial Park Association, Inc. . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Florida Memorial Cemetery, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Fort Myers Memorial Gardens, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Fountainhead Memorial Park, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Gibraltar Mausoleum of Florida, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Gulf Pines Memorial Park, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Hillsboro Memorial Gardens, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Lakeview Memorial Gardens, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Manasota Memorial Park, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Mansion Memorial Park, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Sunset Memory Gardens, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                 SCI Funeral Services of Florida, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Dorsey Funeral Home, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          I. J. Morris of Florida, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Woodlawn Memorial Park, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
GEORGIA
-------
         SCI Funeral Services, Inc. (Iowa corp.) Georgia subsidiaries
                 SCI Georgia Funeral Services, Inc. (Delaware Corp.) Georgia
                          subsidiary
                          H.M. Patterson & Son, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Jennings Funeral Home, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          SCI Georgia Land, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          SCI Southeast Region, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Striffler-Hamby Mortuary, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
HAWAII
------
         SCI Funeral Services, Inc. (Iowa Corp.) Hawaii subsidiaries
                 SCI Hawaii Funeral Services, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                     *Hawaiian Memorial Park Cemetery . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   -0-
                                  Garden Life Plan, Ltd.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   50%
                                  Hawaiian Memorial Life Plan, Ltd. . . . . . . . . . . . . . . . . . . . . . . . .  100%
IDAHO
-----
NO SUBSIDIARIES
ILLINOIS
--------
         SCI Funeral Services, Inc. (Iowa Corp.) Illinois subsidiaries
                 Rosehill Memorials, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                 SCI Illinois Services, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          IFS Illinois, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Leo V. Hennessy Funeral Homes, Ltd. . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          M&SFH, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Martin Funeral Home, Ltd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Roselawn Memory Gardens, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          SCI Great Lakes Region, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Vault Company of Illinois, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%





* State Law Not-For-Profit-Corporation - No stock issued
** State Law Not-For-Profit-Corporation - See Legal Database

INDIANA
-------
         SCI Funeral Services, Inc. (Iowa Corp.) Indiana subsidiaries
                 Gibraltar Mausoleum Corporation (DE Corp.) Indiana subsidiaries
                          Alpha Services Corporation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Evergreen Sales Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Gibraltar Mausoleum of Indiana, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Gibraltar Services, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Gold Crusader Insurance Agency, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                         *Graceland Cemetery Association, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . .   -0-
                         *Sunset Memory Garden Cemetery, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . .   -0-
                 SCI Indiana Funeral Services, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          SCI Central Region, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
IOWA
----
         SCI Funeral Services, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                 Bunker's Eden Vale, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                 SCI Iowa Funeral Services, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
KANSAS
------
         SCI Funeral Services, Inc. (Iowa Corp.) Kansas subsidiaries
                 SCI Kansas Funeral Services, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                 Services of Kansas, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
KENTUCKY
--------
         SCI Funeral Services, Inc. (Iowa Corp) Kentucky subsidiaries
                 Gibraltar Mausoleum Corporation (DE Corp.) Kentucky subsidiaries
                         *Evergreen Cemetery Association  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   -0-
                          Kentucky Funeral Services, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                 SCI Kentucky Funeral Services, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   99%
                          Resthaven Memorial Cemetery, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                         *Resthaven Memorial Park and Cemetery Association  . . . . . . . . . . . . . . . . . . . .   -0-
LOUISIANA
---------
         SCI Funeral Services, Inc. (Iowa Corp) Louisiana subsidiary
                 SCI Louisiana Funeral Services, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Banner, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
MAINE
-----
         SCI Funeral Services, Inc. (Iowa Corp) Maine subsidiary
                 SCI Maine Funeral Services, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
MARYLAND
--------
         SCI Funeral Services, Inc. (Iowa Corp.) Maryland subsidiaries
                 Gibraltar Mausoleum Corporation (DE Corp.) Maryland subsidiaries
                          Holly Hill Memorial Gardens, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                                  ABCEL, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                                           Witzke, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                 Hubbard Funeral Home, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Bradley-Ashton Funeral Home, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Danzansky-Goldberg Memorial Chapels, Inc. . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Gary L. Kaufman Funeral Home at
                                  Meadowridge Memorial Park, Inc. . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Gary L. Kaufman Funeral Home of Elkridge, Inc.  . . . . . . . . . . . . . . . . . . . . .  100%
                          Gary L. Kaufman Funeral Home Southwest, Inc.  . . . . . . . . . . . . . . . . . . . . . .  100%
                          George A. Weber and Sons, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          John C. Miller, Incorporated  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Moran-Ashton Funeral Home, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Sterling-Ashton Funeral Home, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
MASSACHUSETTS
-------------
         Provident Services, Inc. (Delaware Corp.) Massachusetts subsidiary
                 PSI Massachusetts, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
         SCI Funeral Services, Inc. (Iowa Corp.) Massachusetts subsidiary
              MFS Holding Company, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Perlman Funeral Home, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40%
                          Stanetsky Memorial Chapels, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40%
MICHIGAN
--------
         SCI Funeral Services, Inc. (Iowa Corp) Michigan subsidiaries
                 Gibraltar Mausoleum Corporation (DE Corp.) Michigan subsidiaries
                          Mount Ever-Rest Memorial Park . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                 Michigan Cemeteries, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                 SCI Michigan Funeral Services, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%





* State Law Not-For-Profit-Corporation - No stock issued
** State Law Not-For-Profit-Corporation - See Legal Database

MINNESOTA
---------
         SCI Funeral Services, Inc. (Iowa Corp.) Minnesota subsidiary
                 SCI Minnesota Funeral Services, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Burnsville Memorial Chapel, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Crystal Lake Cemetery Association . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Crystal Lake Partners . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          The Crawford Mortuary, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Thomson Brothers, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
MISSISSIPPI
-----------
         SCI Funeral Services, Inc. (Iowa Corp.) Mississippi subsidiary
                 SCI Mississippi Funeral Services, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
MISSOURI
--------
         SCI Funeral Services, Inc. (Iowa Corp) Missouri subsidiary
                 SCI Missouri Funeral Services, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Calcaterra Funeral Home, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Memorial Guardian Plans, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
MONTANA
-------
         NO SUBSIDIARIES
NEBRASKA
--------
         SCI Funeral Services, Inc. (Iowa Corp) Nebraska subsidiary
                 SCI Nebraska Funeral Services, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
NEVADA
------
         SCI Funeral Services, Inc. (Iowa Corp) Nevada subsidiary
                 Ross, Burke & Knobel Mortuary  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
NEW HAMPSHIRE
-------------
         NO SUBSIDIARIES
NEW JERSEY
----------
         SCI Funeral Services, Inc. (Iowa Corp) New Jersey subsidiary
                 SCIT Holdings, Inc. (Delaware Corp.) New Jersey subsidiaries
                          SCI New Jersey Funeral Services, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                                  Garden State Crematory, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
NEW MEXICO
----------
         SCI Funeral Services, Inc. (Iowa Corp) New Mexico subsidiaries
                 Memorial Guardian Plans, Inc. (Delaware Corp) New Mexico
                 subsidiary
                          Ensure Agency of New Mexico, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                 SCI New Mexico Funeral Services, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Alameda Funeral Services, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Garcia Mortuary, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Lawn Haven Memorial Gardens, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Pecos Valley Cemetery Co., Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
NEW YORK
--------
         SCI Funeral Services, Inc. (Iowa Corp) New York subsidiary
                 SCI Funeral Services of New York, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Bagozzi Twins Funeral Home, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Community Funeral Management Corporation (Delaware Corp.)
                           New York subsidiaries
                                  Regan & Denny Funeral Service, Inc. . . . . . . . . . . . . . . . . . . . . . . .  100%
                                  The Urban Funeral Homes of Greater Buffalo, Inc.  . . . . . . . . . . . . . . . .  100%
                          Chas. Peter Nagel Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Frederick Funeral Home, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Funeral Corporation New York  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          I. J. Morris, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          John J. McManus and Sons, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Kirschenbaum Bros. Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Monuments by I. J. Morris Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Pirro & Sons Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          SCI Eastern Region, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Thomas M. Quinn & Sons, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   80%
                                  George Werst, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                                  Werst Realty Co. Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Walter B. Cooke, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Whalen & Ball Funeral Home, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                 SCI Services of New York, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          *The Acacia Park Cemetery Association, Inc. . . . . . . . . . . . . . . . . . . . . . . .  100%
NORTH CAROLINA
--------------
         SCI Funeral Services, Inc. (Iowa Corp) North Carolina subsidiary
                 SCI North Carolina Funeral Services, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Forsyth Memorial Park, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Oaklawn Memorial Gardens, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          The P.E. Moody Funeral Home, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Townson-Rose Funeral Homes, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Wayne Memorial Park, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%





* State Law Not-For-Profit-Corporation - No stock issued
** State Law Not-For-Profit-Corporation - See Legal Database

NORTH DAKOTA
------------
         SCI Funeral Services, Inc. (Iowa Corp) North Dakota subsidiary
                 Memorial Guardian Plans, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
OHIO
----
         SCI Funeral Services, Inc. (Iowa Corp.) Ohio subsidiaries
                 Gibraltar Mausoleum Corporation (DE Corp.) Ohio subsidiaries
                          Burton Funeral Home-Greenlawn Chapel, Inc.  . . . . . . . . . . . . . . . . . . . . . . .   90%
                      Ciriello Funeral Home - Rose Hill Chapel, Inc.  . . . . . . . . . . . . . . . . . . . . . . .   90%
                         *Crown Hill Burial Park Association  . . . . . . . . . . . . . . . . . . . . . . . . . . .   -0-
                         *Greenlawn Memorial Gardens Association, Inc.  . . . . . . . . . . . . . . . . . . . . . .   -0-
                         *Highland Memorial Park, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   -0-
                         *The Ottawa Hills Memorial Park Association  . . . . . . . . . . . . . . . . . . . . . . .   -0-
                         *Rose Hill Burial Park Association . . . . . . . . . . . . . . . . . . . . . . . . . . . .   -0-
                         *Rose Hill Burial Park Association, Inc. . . . . . . . . . . . . . . . . . . . . . . . . .   -0-
                          Selby-Cole Funeral Home, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   85%
                         *The Knollwood Cemetery Association  . . . . . . . . . . . . . . . . . . . . . . . . . . .   -0-
                          The Knollwood Cemetery Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                         *Whitehaven Park Association . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   -0-
                 Memorial Guardian Plans, Inc. (Delaware Corp.) Ohio subsidiary
                          Ensure Agency of Ohio, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                 SCI Ohio Funeral Services, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   90%
                          Berkowitz-Kumin-Bookatz, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                                  BKB Funeral Home, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   90%
                                  Miller-Deutsch Memorial Chapel, Inc.  . . . . . . . . . . . . . . . . . . . . . .  100%
                                           M-D Memorial Chapel, Inc.  . . . . . . . . . . . . . . . . . . . . . . .   90%
                          Jackson Lytle & Ingling Williams, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                                  JLIW Funeral Homes, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   90%
                          Karlo & Sons Funeral Home, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                                  K & S Funeral Home, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   90%
                         *Miami Valley Memory Gardens Association, Inc. . . . . . . . . . . . . . . . . . . . . . .   -0-
                         *Sunset Hills Burial Park Association  . . . . . . . . . . . . . . . . . . . . . . . . . .   -0-
                          Walter-Schoedinger Funeral Home, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Wood-Kortright Funeral Homes, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                                  W-K Funeral Homes, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   90%
OKLAHOMA
--------
         SCI Funeral Services, Inc. (Iowa Corp.) Oklahoma subsidiaries
                 AED, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Memorial Gardens Association  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          RMG Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                                  Resthaven Memory Gardens of Oklahoma City Trust . . . . . . . . . . . . . . . . .  100%
                          Rose Hill Burial Park, a Trust  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   90%
                 IFC-YP, Inc. (Delaware Corp) Oklahoma subsidiary
                          IFC-Amedco, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                 SCI Oklahoma Funeral Services, Inc.                                                                 100%
                          Clagg Funeral Home, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Memory Gardens, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          SSP Limited Liability Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   50%
                                  SSP Insurance Agency, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Sunset Memorial Park Cemetery, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Sunset Memorial Park Cemetery Trust . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Woodland Memorial Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                 Sentinel Security Plans, Inc.(Virginia Corp.) Oklahoma Subsidiary
                          SSP Limited Liability Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   50%
OREGON
------
         SCI Funeral Services, Inc. (Iowa Corp) Oregon subsidiaries
                 Lincoln Memorial Park, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                 SCI Oregon Funeral Services, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          All Coast Cremation Incorporated  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Restlawn Mortuary Services, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          South Coast Funeral Directors, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Uniservice Corporation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
PENNSYLVANIA
------------
         SCI Funeral Services, Inc. (Iowa Corp) Pennsylvania subsidiaries
                 Gibraltar Mausoleum Corporation (DE Corp.) Pennsylvania
                          subsidiaries
                          Forest Lawn Gardens, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   50%
                                  Speer-Anthony Kaprive Funeral Home, Inc.  . . . . . . . . . . . . . . . . . . . .   50%
                        **Grandview Cemetery Association  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    **
                          Harold B. Mulligan Co., Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Harold B. Mulligan, Incorporated  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Remembrance Services, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                 Memorial Guardian Plans, Inc.( Delaware Corp) Pennsylvania
                          subsidiary
                          Ensure Agency of Pennsylvania, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%





* State Law Not-For-Profit-Corporation - No stock issued
** State Law Not-For-Profit-Corporation - See Legal Database

                 SCI Pennsylvania Funeral Services, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Auman Funeral Home, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Ed Melenyzer Co.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Funeral Corporation Pennsylvania  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                                  Linwood W. Ott Funeral Home, Inc. . . . . . . . . . . . . . . . . . . . . . . . .  100%
                                  Rohland Funeral Home  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Hamilton World Crypts, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Lawn-Garden Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                                  Rest Haven Cemetery Company of Hanover,
                                  Pennsylvania  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Noah's Garden Limited . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Theo. C. Auman, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                                  Auman's, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                                  Forest Hills Memorial Park, Inc.  . . . . . . . . . . . . . . . . . . . . . . . .  100%
                                  Francis F. Seidel, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                                  Memorial Services Planning Corporation  . . . . . . . . . . . . . . . . . . . . .  100%
                          Whitemarsh Memorial Park Cemeteries Company . . . . . . . . . . . . . . . . . . . . . . .  100%
RHODE ISLAND
------------
         NO SUBSIDIARIES
SOUTH CAROLINA
--------------
         SCI Funeral Services, Inc. (Iowa corp.) South Carolina subsidiary
                 SCI South Carolina Funeral Services, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Greenville Vault Co., Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
SOUTH DAKOTA
------------
         NO SUBSIDIARIES
TENNESSEE
---------
         SCI Funeral Services, Inc. (Iowa Corp) Tennessee subsidiaries
                *New Gray Cemetery  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   -0-
                 SCI Tennessee Funeral Services, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Crest Lawn Memorial Cemetery, Incorporated  . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Forest Lawn Funeral Home of Nashville, Inc. . . . . . . . . . . . . . . . . . . . . . . .  100%
                          George A. Smith and Sons, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Hamilton Memorial Gardens, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Legram, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Lily of the Valley, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Lynnhurst Cemetery, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Memorial Guardian Plans, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Memphis Memory Gardens, Inc.- . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Sherwood Memorial Gardens, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Woodlawn East, Incorporated . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Woodlawn Funeral Home, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Woodlawn Memorial Park, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
TEXAS
-----
        *American Funeral Service Museum  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   -0-
        *Commonwealth Institute of Funeral Service  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   -0-
         RMP Acquisition Corp.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
         SCI Finance LLC-(TX limited liability company) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
         SCI Funeral Services, Inc. (Iowa Corp) Texas subsidiaries
                 Gibraltar Mausoleum Corporation (DE Corp.) Texas subsidiary
                          Gibraltar Mausoleum of Texas, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                 SCIT Holdings, Inc. (Delaware Corp.) Texas subsidiaries
                          Moore & Sons Funeral Home and Cemetery, Inc.  . . . . . . . . . . . . . . . . . . . . . .  100%
                          SCI Texas Funeral Services, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                                  Carroll-Wallace Funeral Directors, Inc. . . . . . . . . . . . . . . . . . . . . .  100%
                                  EFH, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                                  Hernandez & Martinez, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                                  Jack H. Rowe Funeral Home, Inc. . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                                  Martinez Funeral Home of Pecos, Inc.  . . . . . . . . . . . . . . . . . . . . . .  100%
                                  Pharr Memorial Ass'n., Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                                  Restlawn Cemetery Company . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                                  Restwood Memorial Park, Incorporated  . . . . . . . . . . . . . . . . . . . . . .  100%
                                  SCI Gulf Region, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                                  SCI Holdings of Texas, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                                  Stillbrooke Corporation of Texas  . . . . . . . . . . . . . . . . . . . . . . . .  100%
                                  The New Rose Hill Memorial Park, Inc. . . . . . . . . . . . . . . . . . . . . . .  100%
                                  Zoeller Funeral Home, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                 Stillbrooke Corporation of Tennessee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
         SCI International Limited (Delaware Corp.)
                 Service Corporation International PLC (UK Corp.)
                          SCI Capital LLC-(TX limited liability company)  . . . . . . . . . . . . . . . . . . . . .  100%
         SCI Special, Inc. (Delaware Corp.)
                 SCI Capital Corporation (Delaware Corp.) Texas subsidiaries
                          Great Lakes, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Investment Capital Corporation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%





* State Law Not-For-Profit-Corporation - No stock issued
** State Law Not-For-Profit-Corporation - See Legal Database

UTAH
----
         SCI Funeral Services, Inc. (Iowa Corp.) Utah subsidiary
                 SCI Utah Funeral Services, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
VERMONT
-------
         NO SUBSIDIARIES
VIRGINIA
--------
         SCI Funeral Services, Inc. (Iowa Corp.) Virginia subsidiaries
                 Gibraltar Mausoleum Corporation (DE Corp.) Virginia subsidiary
                          Kellum Funeral Home, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                 Memorial Guardian Plans, Inc. (Delaware Corp)
                          Sentinel Security Plans, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                 SCI Virginia Funeral Services, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          National Mausoleum Corporation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Reid Funeral Home, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
WASHINGTON
----------
         SCI Funeral Services, Inc. (Iowa Corp.) Washington subsidiary
                 SCI Washington Funeral Services, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
         SHM Acquisition Corp.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
WEST VIRGINIA
-------------
         SCI Funeral Services, Inc. (Iowa Corp.) West Virginia subsidiary

                 Gibraltar Mausoleum Corporation (DE Corp.) WV subsidiary
                          Gibraltar Mausoleum of West Virginia, Inc.  . . . . . . . . . . . . . . . . . . . . . . .  100%
                 SCI West Virginia Funeral Services, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
WISCONSIN
---------
         SCI Funeral Services, Inc. (Iowa Corp.) Wisconsin subsidiaries
                 Cemetery Services, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                        **Appleton Highland Memorial Park, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .    **
                         *Nicolet Memorial Gardens Association  . . . . . . . . . . . . . . . . . . . . . . . . . .   -0-
                 SCI Wisconsin Funeral Services, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          FJB Acquisition Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                                  F. J. Borgwardt Sons Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
WYOMING
-------
         SCI Funeral Services, Inc. (Iowa Corp.) Wyoming subsidiary
                 Memorial Guardian Plans, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%





* State Law Not-For-Profit-Corporation - No stock issued
** State Law Not-For-Profit-Corporation - See Legal Database

AUSTRALIA
---------
         SCI International Limited (Delaware Corp.) Australia subsidiary
                 Service Corporation International Australia Pty., Ltd. . . . . . . . . . . . . . . . . . . . . . .  100%
                          Australian Cremation Society Pty Limited  . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          John Hansen Pty Limited . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                                  Hansen Funeral Services Pty Limited . . . . . . . . . . . . . . . . . . . . . . .  100%
                                           Lakeside Memorial Park & Crematorium . . . . . . . . . . . . . . . . . . .006%
                                  Lakeside Memorial Park & Crematorium  . . . . . . . . . . . . . . . . . . . . . 49.997%
                          Kitleaf Pty Limited . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Labor Funerals Contribution Fund Pty Limited  . . . . . . . . . . . . . . . . . . . . . .  100%
                          Lakeside Memorial Park & Crematorium  . . . . . . . . . . . . . . . . . . . . . . . . . 49.997%
                          LePine Holdings Pty. Limited  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                                  E Taylor & Sons Pty Limited . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                                  Garnar & Son Pty Limited  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                                  J Ferguson & Son Pty Limited  . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                                  LePine Funeral Services Pty Limited . . . . . . . . . . . . . . . . . . . . . . .  100%
                                  LePine Timbercraft Pty Limited  . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                                  LPH Pty Limited . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                                  Mulqueen Pty Limited  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                                  W.G. Apps & Sons Pty Limited  . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Memorial Guardian Plan Pty Limited  . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Metro. Burial & Cremation Society Funeral Cont. Fund  . . . . . . . . . . . . . . . . . .  100%
                          New South Wales Cremation Company Pty., Ltd.  . . . . . . . . . . . . . . . . . . . . . .  100%
                          Peter Woodward Funeral Services Pty Limited . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Pine Grove Forest Lawn Funeral Benefit Co. Pty Limited  . . . . . . . . . . . . . . . . .  100%
                          Purslowe Funeral Homes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                                  Mareena Purslowe & Associates . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Tweed Crematorium Pty Ltd . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
CANADA
------
         S.C.I.C. Holdings Ltd.-(Federal) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                 Service Corporation International (Canada) Limited-(Federal) . . . . . . . . . . . . . . . . . . .   70%
                          Barthel Funeral Home Ltd.-(Ontario) . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Can Ensure Group, Inc.-(Federal)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Day's Garden Holdings Ltd.- (B.C.)  . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Funeraire Beauchamp Ltee-(Quebec) . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Hetherington and Deans Limited-(Ontario)  . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Hong Kong Funeral Homes B.C. Ltd-(British Columbia) . . . . . . . . . . . . . . . . . . .  100%
                          International Funeral Parlours B.C. Ltd-(B.C.)  . . . . . . . . . . . . . . . . . . . . .  100%
                          Kaye Funeral Home Limited-(Ontario) . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          McEvoy-Shields Funeral Homes Ltd.-(Ontario) . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Placements Darche, Inc.-(Quebec)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          P.M. & D. Berube & Fils, Inc.-(Quebec)  . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          SCIC Acquisition, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          S.C.I.C. (B.C.) Holdings Limited-(British Columbia) . . . . . . . . . . . . . . . . . . .  100%
                          S.C.I.C. (Quebec) Holdings Limited-(Quebec) . . . . . . . . . . . . . . . . . . . . . . .  100%
                          611102 Saskatchewan Ltd.-(Saskatchewan) . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Sycamore Properties Limited (British Columbia)  . . . . . . . . . . . . . . . . . . . . .  100%
                          The Markey Family Funeral Homes Limited-(Ontario) . . . . . . . . . . . . . . . . . . . .  100%
                          The Thorpe Brothers Funeral Home Co. Limited-(Ontario)  . . . . . . . . . . . . . . . . .  100%
                          World Funeral Home B.C. Ltd.-(British Columbia) . . . . . . . . . . . . . . . . . . . . .  100%
UNITED KINGDOM
--------------
         SCI International Limited (Delaware Corp.) United Kingdom subsidiary
                 Service Corporation International PLC  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Carrwood (Funeral Supplies) Limited . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Chosen Heritage Ltd . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   50%
                          Demetriou and English Ltd . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Dignity Limited . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   95%
                          Great Southern Group PLC  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                                  The Crematorium Company Limited . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                                  TJ Davies & Sons Limited  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                                  White Lady Funerals Limited . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Family Funeral Directors Limited  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                                  Funeral Services London . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                                  Kenyon Air Transport  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          JD Fields & Sons  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Monumental Masons Ltd . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Plantsbrook Group PLC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                                  Hodgson Holdings PLC  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                                  Kenyon Securities PLC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                                           Pitcher and LeQuesne Limited . . . . . . . . . . . . . . . . . . . . . .  100%
                          SCI Capital LLC-(TX limited liability company)  . . . . . . . . . . . . . . . . . . . . .  100%





* State Law Not-For-Profit-Corporation - No stock issued
** State Law Not-For-Profit-Corporation - See Legal Database

FRANCE
------
         SCI International Limited (Delaware Corp.) French subsidiary
                 Service Corporation International France (France)  . . . . . . . . . . . . . . . . . . . . . . . .  100%
                          Omnium De Gestion Et De Financement (France)  . . . . . . . . . . . . . . . . . . . . . .  100%
                                  Groupe Auxia (France) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   99%
                                           Funeral International Services (Netherlands) . . . . . . . . . . . . . .  4.9%
                                  FUBUS Handels-und Verwaltungsgesellschaft mbH
                                    (Germany) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                                  FUNERAL SA (Belgium)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                                  Pompes Funebres Generales (France)  . . . . . . . . . . . . . . . . . . . . . . .   97%
                                           Compania General de Servicios Funerarios
                                             (Spain)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26%
                                           Funeral International Services (Netherlands) . . . . . . . . . . . . . . 90.2%
                                                   Bahau Funeral Services SDN BHD
                                                     (Malaysia) . . . . . . . . . . . . . . . . . . . . . . . . .  33.33%
                                                   Bahau Memorial Park SDN BHD (Malaysia) . . . . . . . . . . . . . 16.7%
                                                   Compagnia Internazionale Partecipazioni
                                                     (Italy)  . . . . . . . . . . . . . . . . . . . . . . . . . . .  100%
                                                            Organizzazione Funeraria Italiana
                                                              (Italy) . . . . . . . . . . . . . . . . . . . . . .  98.76%
                                                                    Onoranze Funebri Toscane Srl
                                                                      (Italy) . . . . . . . . . . . . . . . . . .  72.47%
                                                                             Agenzia Funebre Lucchese
                                                                               Franceschini srl
                                                                               (Italy)  . . . . . . . . . . . . .  91.72%
                                                                             Organizzazione Funeraria
                                                                               Italiana (Italy) . . . . . . . . . . 1.24%
                                                                             Societa Imprese Funebri
                                                                               Empolesi srl (Italy) . . . . . . .  72.75%
                                                   Pompes Funebres Michel SA (Belgium)  . . . . . . . . . . . . . .    5%
                                           OSEFI Holding SA (Switzerland) . . . . . . . . . . . . . . . . . . . . .  100%
                                           PAX (Czech Republic) . . . . . . . . . . . . . . . . . . . . . . . . .  57.97%
                                           PFG Lausanne SA (Switzerland)  . . . . . . . . . . . . . . . . . . . . .  100%
                                                   Funeral International Services
                                                     (Netherlands)  . . . . . . . . . . . . . . . . . . . . . . . .  4.9%
                                           Pompes Funebres Reunies (Belgium)                                         100%
                                                   Malibran SA (Belgium)  . . . . . . . . . . . . . . . . . . . . .  100%
                                                            Societe D'Etude Et De Service Pour La
                                                              Cremation (Belgium) . . . . . . . . . . . . . . . . .   35%
                                                                    Societe De Cremation De Charleroi
                                                                      (Belgium) . . . . . . . . . . . . . . . . . .   90%
                                                   Pompes Funebres Michel SA (Belgium)  . . . . . . . . . . . . . .    5%
                                  Singapore Casket Company PLC (Singapore)  . . . . . . . . . . . . . . . . . . .  67.57%
                                           Bahau Funeral Services SDN BHD (Malaysia)  . . . . . . . . . . . . . .  33.33%
                                           Bahau Memorial Park SDN BHD (Malaysia) . . . . . . . . . . . . . . . . . 16.7%
                                                   Bahau Funeral Services SDN BHD
                                                     (Malaysia) . . . . . . . . . . . . . . . . . . . . . . . . .  33.33%
                                           Casket Palace Company PLC (Singapore)  . . . . . . . . . . . . . . . . .  100%





* State Law Not-For-Profit-Corporation - No stock issued
** State Law Not-For-Profit-Corporation - See Legal Database
                                       9